SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2011

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 1500 West Tower, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 515-1900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure

On August 4, 2011, FTI Consulting, Inc. (“FTI”) held a conference call relating to the press release issued on August 4, 2011 announcing financial results for the three and six months ended June 30, 2011. The full text of the transcript of the conference call is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

FTI defines “Adjusted EBITDA” as consolidated operating income before depreciation, amortization of intangible assets, accretion of contingent consideration and special charges. FTI defines “Adjusted Segment EBITDA” as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, accretion of contingent consideration and special charges. FTI defines “Adjusted Net Income” as the net income excluding the per share impact of the special charges and debt extinguishment costs that were incurred in that period. FTI defines “Adjusted Earnings per Diluted Share” (“Adjusted EPS”) as earnings per diluted share (“EPS”) excluding the per share impact of the special charges and debt extinguishment costs that were incurred in that period. Although Adjusted EBITDA, Adjusted Segment EBITDA, Adjusted Net Income and Adjusted EPS are not measures of financial condition or performance determined in accordance with generally accepted accounting principles (“GAAP”), FTI believes that each of these measures can be a useful operating performance measure for evaluating FTI’s results of operations as compared from period-to-period and as compared to our competitors. EBITDA, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are common alternative measures of operating performance used by investors, financial analysts and rating agencies to value and compare the financial performance of companies in our industry. FTI uses Adjusted EBITDA and Adjusted Segment EBITDA to evaluate and compare the operating performance of our segments.

Adjusted EBITDA, Adjusted Segment EBITDA, Adjusted Net Income and Adjusted EPS are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies unless the definition is the same. These non-GAAP measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our statements of income. Reconciliations of operating income to Adjusted EBITDA, segment operating income to Adjusted Segment EBITDA, net income to Adjusted Net Income and EPS to Adjusted EPS are included in the financial tables that accompanied FTI’s press release, which was filed as Exhibit 99.1 to the Current Report on Form 8-K dated August 4, 2011, which was filed with the Securities and Exchange Commission on August 5, 2011.

The information included herein, including Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Transcript of August 4, 2011 conference call of FTI Consulting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: August 8, 2011	By:	/S/ ERIC B. MILLER
Eric B. Miller
Executive Vice President, General Counsel and Chief Ethics Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of August 4, 2011 conference call of FTI Consulting, Inc.

3